Financial income	12 Months Ended
Dec. 31, 2023
Financial income
Financial income

27.Financial income

	For the year ended December 31
(in EUR 000)	2023	2022	2021
Interests	2,571	372	1
Exchange differences	1,254	6,041	3,648
Fair value adjustment	343	1	—
Other	6	349	26
Total financial income	4,174	6,763	3,675

The financial income decreased by €2.6 million from €6.8 million for the year ended December 31, 2022 to €4.2 million for the year ended December 31, 2023 mainly due to a decrease in exchange differences which is offset by an increase in interests. For the year ended December 31, 2022, exchange losses amount to €6.0 million, mainly due to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). For the year ended December 31, 2021, the closing rate of USD/EUR amounted to 1.13260, while as at December 31, 2022, the rate of USD/EUR decreased to 1.072650, resulting in unrealized exchange gains on the USD balances. We refer to note 28 for more details on the revaluation of both the Company’s USD cash balance and USD financial assets as per December 31, 2023.

For the year ended December 31, 2023, the total interest income amounted to €2.6 million. This interest income relates to the term accounts.

The fair value adjustment relates to the fair value adjustment on financial instruments. More information can be found in note 19.1.

For the year ended December 31, 2022 other financial income mainly to consists of premiums received on foreign currency options. No premium were received in 2023.